UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund:   BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2019

Date of reporting period: 02/28/2019

Item 1 – Report to Stockholders

FEBRUARY 28, 2019

ANNUAL REPORT

BlackRock Debt Strategies Fund, Inc. (DSU)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2019, concerns about a variety of political risks and a modest slowdown in global growth led to modest positive returns for the U.S. equity and bond markets. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. At its most recent meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the U.K. and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.04)%	4.68%
U.S. small cap equities (Russell 2000® Index)	(8.86)	5.58
International equities (MSCI Europe, Australasia, Far East Index)	(3.58)	(6.04)
Emerging market equities (MSCI Emerging Markets Index)	0.33	(9.89)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.04
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.57	4.02
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.99	3.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	4.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.00	4.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of February 28, 2019	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings (“S&P”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of February 28, 2019 ($10.78)(a)	7.63%
Current Monthly Distribution per Common Share(b)	$0.0685
Current Annualized Distribution per Common Share(b)	$0.8220
Economic Leverage as of February 28, 2019(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

Market Price and Net Asset Value Per Share Summary

	02/28/19	02/28/18	Change	High	Low
Market Price	$10.78	$11.47	(6.02)%	$11.72	$9.48
Net Asset Value	12.16	12.62	(3.65)	12.69	11.38

Market Price and Net Asset Value History For the Past Five Years

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of February 28, 2019 (continued)	BlackRock Debt Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended February 28, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	3.86%	9.80%	5.61%
Fund at Market Price(a)(b)	1.30	10.24	4.85
Reference Benchmark(c)	3.88	8.25	4.15
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	4.31	9.80	4.54
S&P/LSTA Leveraged Loan Index(e)	3.44	6.69	3.73

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

From a credit rating perspective, the Fund’s B-rated and BB-rated positions provided the largest performance contributions over the annual period, while exposure to CCC-rated securities was also additive. Holdings in the technology, health care, and cable & satellite sectors provided the strongest contributions to performance, although most sectors across high yield bonds and floating rate loan interests (“bank loans”) posted positive returns. Additionally, positions within high yield exchange traded funds and collateralized loan obligations (“CLOs”) contributed to Fund performance.

Holdings in the oil field services, chemicals and automotive sectors represented the most notable detractors from Fund performance. By credit rating, “not rated” and “other” positions were the sole detractors. In terms of asset allocation, the Fund’s common equity and loan index positions weighed on returns.

Describe recent portfolio activity.

Meaningful additions to the portfolio’s bank loan allocation were made throughout the annual period, as these senior secured assets offer attractive risk-adjusted income, with next-to-no duration (and corresponding interest rate sensitivity). Additional tactical allocations included CLOs, preferred securities and common equity. On a sector basis, the Fund added to positions within technology and pharmaceuticals. By contrast, the Fund reduced its exposure to the cable & satellite, wirelines and midstream segments. From a credit rating perspective, the Fund trimmed exposure to BB-rated positions, while increasing its holdings within B-rated names. Lastly, the Fund maintained its allocation to CCC-rated positions, but decreased this exposure during the period.

Describe portfolio positioning at period end.

At period end, the Fund’s largest holdings were within the technology, health care and cable & satellite sectors. By contrast, the Fund avoided consumer cyclical, retail and automotive issuers, as fundamental headwinds for those segments remain. From a credit rating perspective, the Fund’s core positioning remained within BB-rated and B-rated issuers, with a higher allocation to B-rated names. The Fund also held a CCC-rated allocation, while minimizing exposure to the highest-yielding portion of the segment containing a larger concentration of stressed assets. The Fund’s largest issuer overweight positions included Geo Specialty Chemicals, Inc. (chemicals), Refinitiv US Holdings, Inc. (technology) and Infor US, Inc. (technology). In addition to bank loans, the Fund had meaningful exposure to high yield bonds and CLOs, as well as preferred securities and common equity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

Fund Summary as of February 28, 2019 (continued)	BlackRock Debt Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	02/28/19		02/28/18
Floating Rate Loan Interests	70%		56%
Corporate Bonds	26		36
Asset-Backed Securities	2		7
Investment Companies	1		—	(a)
Preferred Securities	1		1
Other	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests, Rights and Warrants.

CREDIT QUALITY ALLOCATION (d)

	02/28/19	02/28/18
A	—%	3%
BBB/Baa	9	11
BB/Ba	33	37
B	50	38
CCC/Caa	5	5
N/R	3	6

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.5%

Chemicals — 0.2%
GEO Specialty Chemicals, Inc.(a)(b)		4,684,174	$889,993
LyondellBasell Industries NV, Class A		26	2,223

			892,216

Diversified Financial Services — 0.3%
Kcad Holdings I Ltd.(a)(b)		1,075,282,733	2,064,543

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		10,718	461

Interactive Media & Services — 0.0%
New Holdings LLC(a)		252	84,420

Media — 0.0%
Adelphia Communications Corp., Class A(a)(b)		400,000	4
Adelphia Recovery Trust(b)		396,568	40

			44

Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	91,520
Proppants Holdings LLC(a)		7,288	36,440
Project Investor Holding LLC(a)		7,288	—

			127,960

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,707	11,010

Software — 0.0%
Avaya Holdings Corp.(b)		37	573

Total Common Stocks — 0.5% (Cost — $21,355,808)			3,181,227

		Par (000)

Asset-Backed Securities — 2.4%
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class CR, (3 mo. LIBOR US + 2.40%), 5.19%, 07/15/30(c)(d)	USD	700	696,568
Anchorage Capital CLO Ltd., Series 2013-1A, Class BR, 4.95%, 10/13/30(c)(e)		1,000	982,246
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.75%), 6.51%, 07/28/29(c)(d)		1,000	1,001,574
Carlyle Global Market Strategies CLO Ltd.(c):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.10%), 6.86%, 01/20/29(d)		1,000	999,761
Series 2015-2A, Class CR, 5.01%, 04/27/27(e)		250	239,538
Catskill Park CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.70%), 6.46%, 04/20/29(c)(d)		1,000	997,712
Dryden Senior Loan Fund, Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.24%), 7.03%, 01/15/28(c)(d)		1,000	1,000,652
Elevation CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR + 4.68%), 7.36%, 11/15/28(c)(d)		800	801,997
LCM XV LP, Series 15A, Class DR, (3 mo. LIBOR US + 3.70%), 6.46%, 07/20/30(c)(d)		1,250	1,228,199
Madison Park Funding X Ltd., Series 2012-10A, Class DR, (3 mo. LIBOR US + 4.20%), 6.96%, 01/20/29(c)(d)		1,500	1,499,995
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.65%), 6.41%, 04/22/29(c)(d)		1,000	992,187
OZLM Funding IV Ltd., 4.96%, 10/22/30(c)(e)		1,000	991,364

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM Funding Ltd., Series 2012-1A(c)(d):
Class BR2, (3 mo. LIBOR US + 2.30%), 5.06%, 07/22/29	USD	1,000	$1,001,961
Class CR2, (3 mo. LIBOR US + 3.60%), 6.36%, 07/22/29		1,000	1,000,709
Palmer Square CLO Ltd., Series 2015-2A, Class CR, (3 mo. LIBOR US + 3.70%), 6.48%, 07/20/30(c)(d)		1,200	1,193,521
Recette CLO Ltd., Series 2015-1A, Class DR, 5.51%, 10/20/27(c)(e)		1,000	976,390

Total Asset-Backed Securities — 2.4% (Cost — $15,683,761)			15,604,374

Corporate Bonds — 38.8%

Aerospace & Defense — 1.9%
Arconic, Inc.:
5.40%, 04/15/21		20	20,572
5.13%, 10/01/24		753	745,470
BBA US Holdings, Inc., 5.38%, 05/01/26(c)		42	42,788
Bombardier, Inc.(c):
8.75%, 12/01/21		178	195,800
6.00%, 10/15/22		537	539,685
6.13%, 01/15/23		1,595	1,606,962
7.50%, 12/01/24		1,039	1,057,182
7.50%, 03/15/25		577	582,049
7.88%, 04/15/27		1,111	1,112,389
Koppers, Inc., 6.00%, 02/15/25(c)		114	99,750
TransDigm UK Holdings PLC, 6.88%, 05/15/26(c)		293	285,675
TransDigm, Inc.:
6.00%, 07/15/22		95	96,757
6.50%, 07/15/24		184	185,840
6.25%, 03/15/26(c)		5,388	5,509,230

			12,080,149

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(c)		19	19,121

Airlines — 0.1%
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/21		420	430,965

Auto Components — 0.2%
Fiat Chrysler Finance Europe, 4.75%, 07/15/22	EUR	100	125,127
GKN Holdings PLC, 3.38%, 05/12/32	GBP	100	128,051
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	133	126,017
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25		379	389,897
IHO Verwaltungs GmbH, (3.25% Cash or 4.00% PIK), 3.25%, 09/15/23(f)	EUR	100	115,323
Tesla, Inc., 5.30%, 08/15/25(c)		371	330,190
Venture Holdings Co. LLC(a)(b)(g):
12.00%, 06/01/09	USD	5,150	—
Series B, 9.50%, 07/01/05		5,125	—

			1,214,605

Banks — 0.1%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	100	117,414
Banco BPM SpA, 2.75%, 07/27/20		100	116,553
Banco Espirito Santo SA(b)(g):
2.63%, 05/08/17		100	33,555
4.75%, 01/15/19		200	65,403
4.00%, 01/21/19		100	31,849

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bank of Ireland (5 year EUR Swap + 3.55%), 4.25%, 06/11/24(h)	EUR	100	$114,494
ING Groep NV, 6.75%(e)(i)	USD	200	200,000
Unione di Banche Italiane SpA, 5.88%, 03/04/29(e)(j)	EUR	100	114,029

			793,297

Building Products — 0.3%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(c)	USD	35	32,583
CPG Merger Sub LLC, 8.00%, 10/01/21(c)		446	439,310
Masonite International Corp., 5.75%, 09/15/26(c)		105	105,000
Standard Industries, Inc.(c):
5.50%, 02/15/23		4	4,090
5.38%, 11/15/24		550	558,250
6.00%, 10/15/25		483	504,131

			1,643,364

Capital Markets — 0.1%
Blackstone CQP Holdco LP, 6.00%, 08/18/21(c)		576	570,240
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24		26	26,650
5.88%, 11/01/24		86	87,075

			683,965

Chemicals — 2.2%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		1,030	986,225
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)		660	655,050
Blue Cube Spinco LLC:
9.75%, 10/15/23		313	350,638
10.00%, 10/15/25		355	406,475
Chemours Co.:
6.63%, 05/15/23		135	140,069
7.00%, 05/15/25		121	126,143
5.38%, 05/15/27		667	646,990
Element Solutions, Inc., 5.88%, 12/01/25(c)		1,002	1,013,904
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		202	203,515
GEO Specialty Chemicals, Inc., 15.24%, 10/18/25(a)		7,686	8,149,827
Huntsman International LLC, 4.50%, 05/01/29		190	187,339
INEOS Finance PLC, 4.00%, 05/01/23	EUR	100	115,304
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	362	390,055
PQ Corp.(c):
6.75%, 11/15/22		174	180,908
5.75%, 12/15/25		507	490,842

			14,043,284

Commercial Services & Supplies — 0.3%
ADT Security Corp.:
3.50%, 07/15/22		182	179,043
4.13%, 06/15/23		43	42,194
4.88%, 07/15/32(c)		605	509,712
Avolon Holdings Funding Ltd.(c):
5.13%, 10/01/23		226	228,260
5.25%, 05/15/24(j)		307	314,675
Core & Main LP, 6.13%, 08/15/25(c)		391	376,337
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	116,186
Paprec Holding SA, 4.00%, 03/31/25		100	96,612

			1,863,019

Communications Equipment — 0.8%
CommScope Finance LLC(c):
5.50%, 03/01/24	USD	854	869,329
6.00%, 03/01/26		778	795,505

Security		Par (000)	Value

Communications Equipment (continued)
CommScope Technologies LLC(c):
6.00%, 06/15/25	USD	72	$67,860
5.00%, 03/15/27		19	17,011
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		1,921	1,945,013
6.38%, 05/15/25		92	91,310
5.75%, 01/15/27(c)		1,187	1,151,390

			4,937,418

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		224	202,160
frontdoor, Inc., 6.75%, 08/15/26(c)		298	302,842
SPIE SA, 3.13%, 03/22/24	EUR	100	116,214

			621,216

Construction Materials — 0.4%
HD Supply, Inc., 5.38%, 10/15/26(c)	USD	1,780	1,806,700
Rexel SA, 3.50%, 06/15/23	EUR	130	151,702
Williams Scotsman International, Inc., 6.88%, 08/15/23(c)	USD	401	393,983

			2,352,385

Consumer Discretionary — 0.4%
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	133,991
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)	USD	134	134,670
Staples, Inc., 8.50%, 09/15/25(c)		568	556,640
Star Merger Sub, Inc., 6.88%, 08/15/26(c)		331	332,145
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	116,440
Viking Cruises Ltd.(c):
6.25%, 05/15/25	USD	70	70,525
5.88%, 09/15/27		1,343	1,294,316

			2,638,727

Consumer Finance — 1.2%
Ally Financial, Inc.:
5.13%, 09/30/24		215	225,750
8.00%, 11/01/31		984	1,215,240
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	100	113,608
Navient Corp.:
6.63%, 07/26/21	USD	177	182,974
5.50%, 01/25/23		363	358,463
7.25%, 09/25/23		10	10,313
5.88%, 10/25/24		134	128,473
6.75%, 06/15/26		321	308,160
5.63%, 08/01/33		260	200,850
Nexi Capital SpA, 3.63%, 05/01/23(e)	EUR	100	114,462
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26		100	112,942
4.50%, 05/15/26(c)		855	965,653
6.25%, 05/15/26(c)	USD	1,244	1,254,885
8.25%, 11/15/26(c)		645	631,092
Springleaf Finance Corp.:
6.13%, 03/15/24		598	604,727
6.88%, 03/15/25		335	342,956
7.13%, 03/15/26		22	22,275
Verscend Escrow Corp., 9.75%, 08/15/26(c)		909	929,452

			7,722,275

Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(c)		433	436,248
6.75%, 05/15/24	EUR	125	150,868

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
7.25%, 05/15/24(c)	USD	200	$207,690
4.75%, 07/15/27	GBP	100	122,455
BWAY Holding Co., 4.75%, 04/15/24	EUR	100	114,835
Crown Americas LLC/Crown Americas Capital Corp.:
4.75%, 02/01/26	USD	491	492,534
4.25%, 09/30/26		107	102,988
Greif, Inc., 6.50%, 03/01/27(c)		90	91,699
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC(c):
(3 mo. LIBOR US + 3.50%), 6.29%, 07/15/21(d)		384	386,400
7.00%, 07/15/24		467	477,508
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	117,157

			2,700,382

Diversified Consumer Services — 0.4%
APX Group, Inc.:
8.75%, 12/01/20	USD	322	319,988
7.88%, 12/01/22		216	214,380
Ascend Learning LLC, 6.88%, 08/01/25(c)		304	297,851
Laureate Education, Inc., 8.25%, 05/01/25(c)		119	128,520
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		1,531	1,614,439

			2,575,178

Diversified Financial Services — 0.3%
Arrow Global Finance PLC (3 mo. Euribor + 2.88%), 2.88%, 04/01/25(d)	EUR	100	108,783
Barclays PLC (5 year EUR Swap + 2.45%), 2.63%, 11/11/25(h)		100	114,220
Intrum AB, 2.75%, 07/15/22		100	111,437
Jefferies Finance LLC/JFIN Co-Issuer Corp.(c):
7.38%, 04/01/20	USD	405	405,810
6.88%, 04/15/22		516	514,710
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	100	114,882
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)	USD	274	276,740
Travelport Corporate Finance PLC, 6.00%, 03/15/26(c)		208	220,480
UniCredit SpA (5 year EUR Swap + 4.32%), 4.38%, 01/03/27(h)	EUR	100	116,689
Vantiv LLC/Vanity Issuer Corp., 3.88%, 11/15/25(c)	GBP	100	128,954

			2,112,705

Diversified Telecommunication Services — 1.2%
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39	USD	117	102,083
Series S, 6.45%, 06/15/21		1,380	1,433,406
Series U, 7.65%, 03/15/42		310	270,475
Series Y, 7.50%, 04/01/24		290	306,766
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		554	501,370
Embarq Corp., 8.00%, 06/01/36		623	601,195
Frontier Communications Corp.:
10.50%, 09/15/22		298	213,070
11.00%, 09/15/25		2,020	1,290,275
8.50%, 04/01/26(c)		238	221,340
Level 3 Financing, Inc.:
5.38%, 08/15/22		85	85,531
5.13%, 05/01/23		1,120	1,127,101
5.38%, 05/01/25		232	231,420
5.25%, 03/15/26		62	60,760
OTE PLC, 3.50%, 07/09/20	EUR	100	117,574

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
SoftBank Group Corp., 4.00%, 04/20/23	EUR	200	$240,598
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	32	30,080
6.00%, 09/30/34		138	124,200
Telecom Italia SpA:
3.25%, 01/16/23	EUR	150	175,376
5.30%, 05/30/24(c)		388	379,270

			7,511,890

Electric Utilities — 0.1%
AES Corp.:
4.88%, 05/15/23		24	24,233
5.50%, 04/15/25		46	47,438
6.00%, 05/15/26		258	271,545
NextEra Energy Operating Partners LP, 4.50%, 09/15/27(c)		173	164,782

			507,998

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		185	192,862
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	100	115,661
Energizer Holdings, Inc.(c):
6.38%, 07/15/26	USD	99	99,990
7.75%, 01/15/27		279	297,135
Vertiv Group Corp., 9.25%, 10/15/24(c)		1,323	1,323,000

			2,028,648

Energy Equipment & Services — 0.2%
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(c)		964	967,769
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		412	419,210
6.88%, 09/01/27(c)(j)		233	237,660

			1,624,639

Environmental, Maintenance, & Security Service — 0.1%
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		107	108,070
Tervita Escrow Corp., 7.63%, 12/01/21(c)		380	379,050
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		32	31,040

			518,160

Equity Real Estate Investment Trusts (REITs) — 0.5%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)		320	310,000
GEO Group, Inc.:
5.88%, 01/15/22		90	89,325
6.00%, 04/15/26		48	44,520
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	112,890
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
4.50%, 09/01/26	USD	855	819,372
4.50%, 01/15/28		697	651,695
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27		969	961,732
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		99	108,351

			3,097,885

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/24		58	58,000
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	132,917

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
Casino Guichard Perrachon SA, 4.50%, 03/07/24	EUR	200	$230,417

			421,334

Food Products — 0.3%
Aramark International Finance Sarl, 3.13%, 04/01/25		100	118,325
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)	USD	213	191,700
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.75%, 06/15/25		770	779,625
6.75%, 02/15/28		383	396,139
Simmons Foods, Inc., 7.75%, 01/15/24(c)		174	181,830

			1,667,619

Health Care Equipment & Supplies — 0.8%
Avantor, Inc.(c):
6.00%, 10/01/24		1,592	1,624,835
9.00%, 10/01/25		773	828,076
Hologic, Inc.(c):
4.38%, 10/15/25		94	92,355
4.63%, 02/01/28		165	159,225
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 08/01/22(c)		340	319,600
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(c)		2,459	2,366,788
Teleflex, Inc., 4.63%, 11/15/27		74	73,450

			5,464,329

Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		90	89,325
6.50%, 03/01/24		690	686,550
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		200	210,000
Centene Corp., 5.38%, 06/01/26(c)		1,785	1,851,937
CHS/Community Health Systems, Inc.(c):
8.63%, 01/15/24		676	696,280
8.00%, 03/15/26		302	298,023
Encompass Health Corp., 5.75%, 11/01/24		119	120,226
HCA, Inc.:
5.38%, 02/01/25		549	569,417
5.38%, 09/01/26		162	166,050
5.63%, 09/01/28		1,028	1,062,695
5.88%, 02/01/29		1,241	1,301,499
Molina Healthcare, Inc., 5.38%, 11/15/22		176	181,445
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		319	320,394
NVA Holdings, Inc., 6.88%, 04/01/26(c)		65	62,725
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(f)		831	820,372
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)		885	945,844
Sotera Health Holdings LLC, 6.50%, 05/15/23(c)		106	106,795
Surgery Center Holdings, Inc., 8.88%, 04/15/21(c)		322	327,635
Team Health Holdings, Inc., 6.38%, 02/01/25(c)		573	456,967
Tenet Healthcare Corp.:
6.00%, 10/01/20		142	146,793
8.13%, 04/01/22		2,183	2,330,352
4.63%, 07/15/24		257	256,357
6.25%, 02/01/27(c)		939	966,583
Vizient, Inc., 10.38%, 03/01/24(c)		398	430,835
WellCare Health Plans, Inc.:
5.25%, 04/01/25		354	361,416
5.38%, 08/15/26(c)		117	120,364

			14,886,879

Security		Par (000)	Value

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)	USD	189	$184,454
IQVIA, Inc.(c):
3.25%, 03/15/25	EUR	100	116,164
5.00%, 10/15/26	USD	438	445,665

			746,283

Hotels, Restaurants & Leisure — 1.1%
1011778 BC ULC/New Red Finance, Inc.(c):
4.25%, 05/15/24		65	63,294
5.00%, 10/15/25		1,001	969,093
Boyd Gaming Corp., 6.00%, 08/15/26		80	82,050
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25(c)		218	206,827
Churchill Downs, Inc., 4.75%, 01/15/28(c)		201	191,995
Eldorado Resorts, Inc., 6.00%, 09/15/26(c)		124	126,170
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		90	93,194
5.38%, 04/15/26		240	247,286
Golden Nugget, Inc., 6.75%, 10/15/24(c)		991	995,955
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		42	41,423
5.13%, 05/01/26(c)		206	207,030
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		97	96,515
IRB Holding Corp., 6.75%, 02/15/26(c)		138	130,410
Ladbrokes Group Finance PLC, 5.13%, 09/08/23	GBP	200	273,176
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(c)	USD	80	82,600
MGM Resorts International, 7.75%, 03/15/22		308	338,030
NH Hotel Group SA, 3.75%, 10/01/23	EUR	116	136,140
Sabre GLBL, Inc., 5.25%, 11/15/23(c)	USD	221	225,420
Scientific Games International, Inc.:
10.00%, 12/01/22		1,445	1,519,056
5.00%, 10/15/25(c)		41	39,719
Six Flags Entertainment Corp., 4.88%, 07/31/24(c)		255	251,175
Stonegate Pub Co. Financing PLC (3 mo. LIBOR + 4.38%), 5.28%, 03/15/22(d)	GBP	100	130,831
Vue International Bidco PLC, 7.88%, 07/15/20		147	193,731
Wyndham Destinations, Inc., 5.75%, 04/01/27	USD	141	139,943
Wynn Macau Ltd., 5.50%, 10/01/27(c)		400	379,250
Yum! Brands, Inc., 5.35%, 11/01/43		14	11,970

			7,172,283

Household Durables — 0.2%
Algeco Global Finance PLC, 8.00%, 02/15/23(c)		300	299,250
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(c)		7	6,974
Lennar Corp.:
6.63%, 05/01/20		130	134,062
8.38%, 01/15/21		220	237,325
4.88%, 12/15/23		265	268,975
5.25%, 06/01/26		143	143,536
Mattamy Group Corp., 6.50%, 10/01/25(c)		90	86,484
Tempur Sealy International, Inc., 5.50%, 06/15/26		7	6,983
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19		325	324,594

			1,508,183

Household Products — 0.0%
Diamond (BC) BV, 5.63%, 08/15/25	EUR	100	102,678

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.:
5.38%, 01/15/23	USD	1,072	$1,061,280
5.75%, 01/15/25		360	344,700
5.25%, 06/01/26(c)		1,183	1,159,340
Clearway Energy Operating LLC:
5.38%, 08/15/24		222	217,560
5.75%, 10/15/25(c)		295	289,838
5.00%, 09/15/26		164	152,930
NRG Energy, Inc.:
6.63%, 01/15/27		1,080	1,148,512
5.75%, 01/15/28		85	87,231
TerraForm Power Operating LLC, 5.00%, 01/31/28(c)		2	1,900

			4,463,291

Insurance — 0.4%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 08/01/23(c)		1,628	1,681,927
Assicurazioni Generali SpA(h):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	134,788
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	123,584
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.00%, 01/23/27		100	135,192
HUB International Ltd., 7.00%, 05/01/26(c)	USD	816	799,680
USIS Merger Sub, Inc., 6.88%, 05/01/25(c)		23	22,368

			2,897,539

Interactive Media & Services — 0.2%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	116,988
5.88%, 01/15/26	USD	284	297,490
Netflix, Inc.:
5.88%, 11/15/28(c)		141	146,858
4.63%, 05/15/29	EUR	100	120,456
Symantec Corp., 5.00%, 04/15/25(c)	USD	265	264,137
Uber Technologies, Inc., 7.50%, 11/01/23(c)		280	286,300
United Group BV, 4.38%, 07/01/22	EUR	126	145,385

			1,377,614

IT Services — 0.5%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		100	112,291
9.75%, 09/01/26(c)	USD	1,742	1,687,563
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)		740	690,975
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	120,336
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)	USD	183	160,125
Xerox Corp.:
4.80%, 03/01/35		300	240,750
6.75%, 12/15/39		4	3,810

			3,015,850

Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(c)		522	513,518

Machinery — 0.3%
Colfax Corp.:
6.00%, 02/15/24(c)		434	448,105
3.25%, 05/15/25	EUR	100	114,101
6.38%, 02/15/26(c)	USD	226	235,605
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	118,093
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	205	200,900
SPX FLOW, Inc., 5.88%, 08/15/26(c)		209	209,523
Terex Corp., 5.63%, 02/01/25(c)		355	345,237

Security		Par (000)	Value

Machinery (continued)
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)	USD	611	$534,625

			2,206,189

Media — 6.1%
Altice Financing SA(c):
6.63%, 02/15/23		1,051	1,074,647
7.50%, 05/15/26		200	193,500
Altice France SA(c):
7.38%, 05/01/26		939	921,394
8.13%, 02/01/27		2,139	2,149,695
Altice Luxembourg SA, 7.75%, 05/15/22(c)		1,390	1,381,312
AMC Networks, Inc., 4.75%, 08/01/25		121	117,559
Cablevision Systems Corp., 8.00%, 04/15/20		502	525,845
CBS Radio, Inc., 7.25%, 11/01/24(c)		31	30,690
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 02/15/23		160	162,600
4.00%, 03/01/23(c)		79	78,013
5.13%, 05/01/27(c)		2,498	2,458,457
5.00%, 02/01/28(c)		264	253,935
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		303	314,052
Clear Channel International BV, 8.75%, 12/15/20(c)		762	780,097
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		1,895	1,935,269
9.25%, 02/15/24(c)		2,064	2,164,620
Series B, 7.63%, 03/15/20		1,943	1,943,971
Series B, 6.50%, 11/15/22		2,700	2,760,750
CSC Holdings LLC:
5.38%, 07/15/23(c)		887	911,570
5.25%, 06/01/24		799	798,728
7.75%, 07/15/25(c)		1,345	1,435,787
10.88%, 10/15/25(c)		1,802	2,090,320
5.50%, 05/15/26(c)		1,417	1,432,941
5.38%, 02/01/28(c)		400	393,000
6.50%, 02/01/29(c)		590	617,293
Series 144S, 5.13%, 12/15/21(c)		1,483	1,487,656
DISH DBS Corp.:
6.75%, 06/01/21		10	10,225
5.88%, 07/15/22		2,125	2,029,375
7.75%, 07/01/26		364	314,860
DKT Finance ApS, 7.00%, 06/17/23	EUR	142	174,157
eircom Finance DAC, 4.50%, 05/31/22		100	116,030
Gray Television, Inc., 7.00%, 05/15/27(c)	USD	251	265,433
Hughes Satellite Systems Corp., 5.25%, 08/01/26		105	102,638
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		323	294,738
8.50%, 10/15/24(c)		1,028	1,037,972
9.75%, 07/15/25(c)		1,457	1,511,637
Lamar Media Corp., 5.75%, 02/01/26(c)		125	130,781
MDC Partners, Inc., 6.50%, 05/01/24(c)		572	495,495
Meredith Corp., 6.88%, 02/01/26		196	202,429
Midcontinent Communications/ Midcontinent Finance Corp., 6.88%, 08/15/23(c)		128	133,595
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(c)		531	529,673
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(c)		252	236,880
TEGNA, Inc., 5.13%, 10/15/19		115	115,288
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		600	577,500

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	$109,898
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(c)	USD	399	428,925
Tribune Media Co., 5.88%, 07/15/22		189	192,308
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.50%, 01/15/27	EUR	100	119,574
Univision Communications, Inc.(c):
5.13%, 05/15/23	USD	22	19,965
5.13%, 02/15/25		166	145,250
Videotron Ltd., 5.13%, 04/15/27(c)		50	50,750
Virgin Media Finance PLC, 5.75%, 01/15/25(c)		722	718,390
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	200	265,297
Virgin Media Secured Finance PLC, 4.88%, 01/15/27		100	129,989
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	90	107,290
Ziggo Bond Co. BV, 7.13%, 05/15/24		100	119,135

			39,099,178

Metals & Mining — 1.8%
Alcoa Nederland Holding BV(c):
7.00%, 09/30/26	USD	270	288,900
6.13%, 05/15/28		200	204,750
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		317	328,491
Constellium NV(c):
6.63%, 03/01/25		300	302,250
5.88%, 02/15/26		926	900,535
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		314	314,000
3.55%, 03/01/22		1,290	1,275,487
3.88%, 03/15/23		1,896	1,868,470
4.55%, 11/14/24		607	600,930
5.40%, 11/14/34		1,084	989,150
5.45%, 03/15/43		1,518	1,332,045
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		456	456,570
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		177	185,629
Novelis Corp.(c):
6.25%, 08/15/24		1,457	1,467,927
5.88%, 09/30/26		251	244,725
Steel Dynamics, Inc.:
5.50%, 10/01/24		138	141,795
4.13%, 09/15/25		97	94,317
thyssenkrupp AG, 2.88%, 02/22/24	EUR	135	153,556
United States Steel Corp., 6.25%, 03/15/26	USD	194	183,573

			11,333,100

Oil, Gas & Consumable Fuels — 5.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27(c)		121	121,908
Antero Resources Corp., 5.00%, 03/01/25		224	215,040
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(c):
10.00%, 04/01/22		324	349,110
7.00%, 11/01/26		133	128,345
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		59	58,853
California Resources Corp., 8.00%, 12/15/22(c)		923	737,246
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		308	303,765
8.25%, 07/15/25		397	414,865
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		642	711,015
5.88%, 03/31/25		469	499,490
5.13%, 06/30/27		367	374,340

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP, 5.63%, 10/01/26(c)	USD	719	$732,481
Chesapeake Energy Corp.:
6.63%, 08/15/20		614	629,350
4.88%, 04/15/22		267	256,320
7.00%, 10/01/24		462	456,225
8.00%, 01/15/25		188	191,055
8.00%, 06/15/27		980	970,200
CNX Resources Corp., 5.88%, 04/15/22		3,639	3,675,390
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		573	651,787
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(c)		447	415,710
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		55	56,459
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		1,045	1,012,344
DCP Midstream Operating LP:
4.75%, 09/30/21(c)		98	99,715
5.38%, 07/15/25		65	67,600
6.45%, 11/03/36(c)		250	251,875
6.75%, 09/15/37(c)		226	230,520
DEA Finance SA, 7.50%, 10/15/22	EUR	100	118,827
Denbury Resources, Inc., 9.25%, 03/31/22(c)	USD	524	525,310
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43		617	385,625
Diamondback Energy, Inc.:
4.75%, 11/01/24		104	105,170
4.75%, 11/01/24(c)		128	129,440
5.38%, 05/31/25		270	279,450
Endeavor Energy Resources LP/EER Finance, Inc.(c):
5.50%, 01/30/26		368	385,480
5.75%, 01/30/28		307	326,955
EnLink Midstream Partners LP:
4.40%, 04/01/24		136	132,090
4.85%, 07/15/26		42	41,108
5.60%, 04/01/44		218	192,385
5.05%, 04/01/45		160	135,200
5.45%, 06/01/47		169	149,143
Ensco PLC:
4.50%, 10/01/24		64	49,517
5.20%, 03/15/25		236	181,130
7.75%, 02/01/26		168	141,120
5.75%, 10/01/44		342	219,735
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		20	15,600
7.75%, 05/15/26(c)		439	389,064
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		196	175,420
5.63%, 02/01/26		626	519,580
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		62	59,365
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		116	99,760
Gulfport Energy Corp.:
6.63%, 05/01/23		215	210,700
6.00%, 10/15/24		152	137,940
Jagged Peak Energy LLC, 5.88%, 05/01/26(c)		14	14,144
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(c)		41	40,898
Matador Resources Co., 5.88%, 09/15/26		479	476,605
MEG Energy Corp., 6.50%, 01/15/25(c)		938	921,585
Nabors Industries, Inc., 5.75%, 02/01/25		380	336,300
NGPL PipeCo LLC(c):
4.88%, 08/15/27		189	190,122
7.77%, 12/15/37		341	407,069

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Noble Holding International Ltd.:
7.75%, 01/15/24	USD	142	$126,380
7.88%, 02/01/26(c)		1,021	954,635
5.25%, 03/15/42		118	73,160
Oasis Petroleum, Inc.:
6.88%, 03/15/22		249	248,689
6.88%, 01/15/23		98	97,388
6.25%, 05/01/26(c)		296	281,940
Pacific Drilling SA, 8.38%, 10/01/23(c)		848	852,240
Parsley Energy LLC/Parsley Finance Corp.(c):
6.25%, 06/01/24		132	135,300
5.38%, 01/15/25		165	165,412
5.63%, 10/15/27		650	643,500
PDC Energy, Inc.:
6.13%, 09/15/24		66	65,340
5.75%, 05/15/26		76	72,960
Pioneer Energy Services Corp., 6.13%, 03/15/22		503	309,345
QEP Resources, Inc.:
5.38%, 10/01/22		730	717,225
5.25%, 05/01/23		257	247,362
5.63%, 03/01/26		612	573,750
Range Resources Corp.:
5.88%, 07/01/22		75	75,750
5.00%, 08/15/22		6	5,918
5.00%, 03/15/23		66	63,773
4.88%, 05/15/25		12	10,991
Resolute Energy Corp., 8.50%, 05/01/20		639	640,597
Rowan Cos., Inc., 4.88%, 06/01/22		449	418,412
Sanchez Energy Corp.:
7.75%, 06/15/21		1,630	260,800
6.13%, 01/15/23		97	14,671
7.25%, 02/15/23(c)		226	194,925
SESI LLC:
7.13%, 12/15/21		180	166,500
7.75%, 09/15/24		252	214,200
Seven Generations Energy Ltd.(c):
6.88%, 06/30/23		68	69,870
5.38%, 09/30/25		169	162,662
SM Energy Co.:
6.13%, 11/15/22		40	39,800
5.00%, 01/15/24		719	676,759
5.63%, 06/01/25		229	214,115
6.75%, 09/15/26		30	28,725
6.63%, 01/15/27		124	118,110
Southwestern Energy Co.:
6.20%, 01/23/25		195	192,991
7.50%, 04/01/26		4	4,150
7.75%, 10/01/27		342	354,093
Sunoco LP/Sunoco Finance Corp.:
5.50%, 02/15/26		96	95,357
5.88%, 03/15/28		151	148,735
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c):
5.50%, 09/15/24		62	63,336
5.50%, 01/15/28		551	549,622
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		154	154,770
5.88%, 04/15/26(c)		590	613,600
6.50%, 07/15/27(c)		345	364,837
5.00%, 01/15/28		288	279,720
6.88%, 01/15/29(c)		713	758,899
Transocean Pontus Ltd., 6.13%, 08/01/25(c)		214	215,706

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Transocean Poseidon Ltd., 6.88%, 02/01/27(c)	USD	435	$446,962
Transocean, Inc.:
8.38%, 12/15/21		99	103,950
9.00%, 07/15/23(c)		548	578,140
7.25%, 11/01/25(c)		409	390,595
7.50%, 01/15/26(c)		147	141,855
Weatherford International Ltd.:
5.13%, 09/15/20		80	66,800
6.50%, 08/01/36		266	158,270
5.95%, 04/15/42		134	79,395
Whiting Petroleum Corp., 6.63%, 01/15/26		346	339,080
WPX Energy, Inc., 8.25%, 08/01/23		456	511,290

			36,656,202

Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,080
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	115,889

			121,969

Personal Products — 0.0%
Coty, Inc., 6.50%, 04/15/26(c)	USD	66	63,604

Pharmaceuticals — 1.9%
Bausch Health Americas, Inc.(c):
8.50%, 01/31/27		990	1,028,362
9.25%, 04/01/26		231	248,903
Bausch Health Cos., Inc.:
5.63%, 12/01/21(c)		18	18,027
6.50%, 03/15/22(c)		742	768,897
5.50%, 03/01/23(c)		1,575	1,567,125
4.50%, 05/15/23	EUR	440	504,175
5.88%, 05/15/23(c)	USD	773	769,135
7.00%, 03/15/24(c)		1,166	1,228,672
6.13%, 04/15/25(c)		219	210,788
5.50%, 11/01/25(c)		812	819,105
9.00%, 12/15/25(c)		457	489,561
5.75%, 08/15/27(c)(j)		196	197,715
Charles River Laboratories International, Inc., 5.50%, 04/01/26(c)		381	396,240
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(c)(f)		242	242,605
Elanco Animal Health, Inc., 4.90%, 08/28/28(c)		250	259,662
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/23(c)		200	165,750
Endo Finance LLC, 5.75%, 01/15/22(c)		334	312,290
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)		1,203	1,212,022
MEDNAX, Inc.(c):
5.25%, 12/01/23		122	123,373
6.25%, 01/15/27		372	374,065
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	115,906
Rossini Sarl, 6.75%, 10/30/25		168	198,905
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(c)	USD	468	489,060
Synlab Bondco PLC, 6.25%, 07/01/22	EUR	100	117,874
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23		100	121,016

			11,979,233

Real Estate Management & Development — 0.1%
ADLER Real Estate AG:
4.75%, 04/08/20		24	27,433
2.13%, 02/06/24		100	112,666
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	218	219,042

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Residomo SRO, 3.38%, 10/15/24	EUR	100	$114,873
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	58	83,095

			557,109

Road & Rail — 0.3%
Avis Budget Finance PLC, 4.75%, 01/30/26	EUR	100	114,607
CMA CGM SA, 5.25%, 01/15/25		100	98,674
EC Finance PLC, 2.38%, 11/15/22		100	114,479
Herc Rentals, Inc.(c):
7.50%, 06/01/22	USD	126	131,355
7.75%, 06/01/24		112	119,454
Hertz Corp., 7.63%, 06/01/22(c)		359	367,078
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	116,190
Loxam SAS, 3.50%, 05/03/23		100	116,281
United Rentals North America, Inc.:
5.75%, 11/15/24	USD	165	169,950
5.50%, 07/15/25		2	2,045
4.63%, 10/15/25		72	70,020
5.88%, 09/15/26		137	140,083
5.50%, 05/15/27		442	442,000

			2,002,216

Semiconductors & Semiconductor Equipment — 0.0%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		200	222,000
Sensata Technologies BV, 5.00%, 10/01/25(c)		47	47,470

			269,470

Software — 1.5%
CDK Global, Inc., 4.88%, 06/01/27		469	460,891
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(c)		943	1,030,227
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 05/01/21(c)(f)		1,686	1,692,744
Infor US, Inc., 6.50%, 05/15/22		1,563	1,593,901
Nuance Communications, Inc., 6.00%, 07/01/24		169	174,493
PTC, Inc., 6.00%, 05/15/24		130	135,993
RP Crown Parent LLC, 7.38%, 10/15/24(c)		511	523,775
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)		2,112	2,288,880
TIBCO Software, Inc., 11.38%, 12/01/21(c)		1,466	1,557,625
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(c)		369	350,550

			9,809,079

Specialty Retail — 0.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		396	401,940
Group 1 Automotive, Inc., 5.25%, 12/15/23(c)		69	68,828
L Brands, Inc.:
6.88%, 11/01/35		386	332,925
6.75%, 07/01/36		109	92,105
Parts Europe SA, 4.38%, 05/01/22	EUR	100	112,323
Tendam Brands SAU, 5.00%, 09/15/24		100	113,176

			1,121,297

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp.(c):
7.13%, 06/15/24	USD	1,277	1,355,108
6.02%, 06/15/26		245	259,931
8.35%, 07/15/46		385	450,508
Western Digital Corp., 4.75%, 02/15/26		306	289,170

			2,354,717

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.1%
PVH Corp., 3.13%, 12/15/27	EUR	107	$120,843
SMCP Group SAS, 5.88%, 05/01/23		49	57,215
William Carter Co., 5.63%, 03/15/27(c)	USD	162	161,000

			339,058

Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 09/15/21	GBP	100	133,232
Nationstar Mortgage Holdings, Inc.(c):
8.13%, 07/15/23	USD	174	177,045
9.13%, 07/15/26		139	142,127

			452,404

Utilities — 0.1%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	114,603
Orano SA, 4.88%, 09/23/24		100	120,001
Vistra Operations Co. LLC, 5.63%, 02/15/27(c)	USD	420	432,600

			667,204

Wireless Telecommunication Services — 1.8%
Digicel Group One Ltd., 8.25%, 12/30/22(c)		114	76,380
Digicel Group Two Ltd., 8.25%, 09/30/22(c)		108	45,360
Digicel Ltd., 6.00%, 04/15/21(c)		1,874	1,535,509
Matterhorn Telecom SA, 3.88%, 05/01/22	EUR	100	113,456
SBA Communications Corp., 4.88%, 09/01/24	USD	948	946,815
Sprint Communications, Inc., 7.00%, 03/01/20(c)		569	587,492
Sprint Corp.:
7.88%, 09/15/23		2,071	2,216,508
7.13%, 06/15/24		3,332	3,431,960
7.63%, 02/15/25		265	277,588
7.63%, 03/01/26		1,333	1,382,987
T-Mobile USA, Inc.:
6.38%, 03/01/25		92	95,738
6.50%, 01/15/26		259	276,806
4.50%, 02/01/26		218	214,728
4.75%, 02/01/28		531	515,681
Wind Tre SpA, 3.13%, 01/20/25	EUR	100	104,485

			11,821,493

Total Corporate Bonds — 38.8% (Cost — $261,636,378)			248,812,197

Floating Rate Loan Interests(d) — 102.1%

Aerospace & Defense — 2.7%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 08/18/24	USD	4,825	4,819,720
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.27%, 11/29/25(a)		1,375	1,383,594
DAE Aviation Holdings, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 07/07/22		484	484,355
2019 Term Loan B, 01/23/26(k)		3,655	3,663,958
Term Loan, 01/23/26(k)		1,965	1,969,870
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.99%, 06/09/23		4,549	4,491,335
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.51%, 04/30/25		374	372,503

			17,185,335

Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, 01/15/25(k)		782	867,963

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines — 0.6%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 7.23%, 01/15/24(a)	USD	1,785	$1,780,538
American Airlines, Inc.(k):
2017 1st Lien Term Loan, 10/12/21		1,472	1,465,467
Repriced TL B due 2023, 04/28/23		614	605,065

			3,851,070

Auto Components — 0.5%
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.80%, 05/16/24		1,515	1,500,160
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, 02/05/26(k)		1,693	1,696,809

			3,196,969

Banks — 0.1%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.99%, 11/01/24		465	457,936

Beverages — 0.1%
Jacobs Douwe Egberts International BV, 2018 USD Term Loan B, (1 mo. LIBOR + 2.00%), 4.56%, 11/01/25		840	834,131

Building Materials — 0.1%
Allied Universal HoldCo LLC, 2015 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 07/28/22		681	668,045
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 1.00% Floor), 10.99%, 07/28/23		279	269,161

			937,206

Building Products — 0.7%
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.63%, 05/05/24(a)		1,436	1,425,422
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.80%, 12/14/24		936	919,571
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.06%, 12/19/23		1,849	1,835,289

			4,180,282

Capital Markets — 1.1%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/13/25		481	472,039
EIG Management Co. LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 02/22/25		1,564	1,554,792
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 12/27/22		1,374	1,363,044
Greenhill & Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.46%, 10/12/22		1,357	1,360,894
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 4.49%, 03/27/23		1,984	1,979,503

			6,730,272

Chemicals — 4.3%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.80%, 01/31/24		4,832	4,744,221
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.55%, 06/01/24		976	964,881
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 05/16/24		1,335	1,303,257

Security		Par (000)	Value

Chemicals (continued)
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.25%, 04/03/25	USD	1,607	$1,589,613
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/28/24		653	647,480
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 11/07/24		992	978,436
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.53%, 07/09/19		194	184,027
Invictus US LLC:
1st Lien Term Loan, (2 mo. LIBOR + 3.00%), 5.58%, 03/28/25		1,916	1,909,221
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 03/25/26(a)		390	386,100
Messer Industries LLC, 2018 USD Term Loan, 10/01/25(k)		4,974	4,936,695
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 6.06%, 10/14/24		3,284	3,269,980
Plaskolite LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.74%, 12/12/25		1,230	1,233,025
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 5.24%, 02/08/25		2,589	2,568,752
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.76%, 10/01/25		1,723	1,711,163
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.56%, 08/07/20		526	522,414
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 03/08/25		900	860,267

			27,809,532

Commercial Services & Supplies — 6.6%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.67%, 11/10/23		1,867	1,864,085
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.99%, 08/04/25		2,994	3,038,281
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.49%, 08/04/22		1,663	1,662,039
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.49%, 11/03/23		1,650	1,648,924
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.49%, 11/03/24		2,957	2,955,512
BrightView Landscapes LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 08/15/25		2,225	2,218,058
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 10/03/23		5,515	5,492,328
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 05/20/24		1,510	1,503,797
Creative Artists Agency LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.48%, 02/15/24		3,514	3,485,595
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.55%, 05/09/25		487	427,356
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 05/30/25		3,916	3,846,981
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.55%, 11/03/23		771	728,976

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 5.31%, 03/09/23(a)	USD	1,124	$1,120,878
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 05/02/22		2,150	2,142,633
Verisure Holding AB, EUR Term Loan B1E, (3 mo. EURIBOR + 3.00%), 3.00%, 10/20/22	EUR	1,000	1,123,550
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.99%, 08/27/25(a)	USD	5,933	5,940,810
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 10/10/24		2,164	2,043,557
West Corporation, 2018 Term Loan B1, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.13%, 10/10/24		1,433	1,341,660

			42,585,020

Communications Equipment — 1.2%
Avantor, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.57%, 11/21/24		4,638	4,646,416
Avaya, Inc., 2018 Term Loan B, (1 mo. LIBOR + 4.25%), 6.78%, 12/15/24		1,523	1,519,953
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.48%, 09/26/25		1,271	1,268,809

			7,435,178

Construction & Engineering — 1.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.96%, 06/21/24		3,628	3,538,302
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.00%, 03/23/25		954	953,874
Ply Gem Midco, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.55%, 04/12/25		534	518,316
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 05/23/25		1,022	1,000,331
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 12/08/23		1,028	1,013,758

			7,024,581

Construction Materials — 1.4%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.72%, 08/01/24		2,344	2,322,552
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 03/29/25		4,580	4,560,921
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 08/13/25(a)		693	679,407
GYP Holdings III Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 06/01/25		509	492,955
Xella International GmbH, 2017 EUR Term Loan B, (1 mo. Euribor + 4.00%), 4.00%, 04/11/24	EUR	1,000	1,119,205

			9,175,040

Containers & Packaging — 1.6%
Berry Global, Inc., Term Loan Q, (2 mo. LIBOR + 2.00%), 4.61%, 10/01/22	USD	5,412	5,393,792
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 6.03%, 04/03/24		2,183	2,137,014
Flex Acquisition Co., Inc.:
1st Lien Term Loan, 12/29/23(k)		893	876,959
2018 Incremental Term Loan, (1 mo. LIBOR + 3.25%), 5.76%, 06/29/25		1,614	1,587,166

			9,994,931

Security		Par (000)	Value

Distributors — 1.1%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 10/31/23	USD	3,781	$3,755,213
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.00%, 08/28/24		3,932	3,396,893

			7,152,106

Diversified Consumer Services — 2.9%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 07/12/24(a)		815	806,541
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (3 mo. LIBOR + 0.75%), 4.24%, 11/07/23		2,055	2,035,777
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 03/31/25(a)		657	650,133
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 05/20/24		1,967	1,938,254
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.55%, 07/12/25		1,497	1,489,761
J.D. Power and Associates, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 09/07/23		1,950	1,937,893
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.74%, 05/15/24		1,155	1,132,005
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.01%, 11/08/23		1,122	931,964
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.49%, 11/08/24		115	76,911
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 11/08/23		918	913,405
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.03%, 11/14/22		3,559	3,520,049
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.52%, 04/04/25		1,589	1,588,825
Weight Watchers International, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.75%), 7.56%, 11/29/24		1,842	1,783,869

			18,805,387

Diversified Financial Services — 1.8%
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/04/24		4,786	4,774,819
CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 6.02%, 08/08/25		625	612,924
Edelman Financial Center LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 6.04%, 07/21/25		858	856,215
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.81%, 02/07/25		1,846	1,796,401
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 07/03/24		1,521	1,510,341
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.99%, 09/06/25		1,118	1,091,640
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 4.25%), 6.90%, 07/30/25		624	615,645

			11,257,985

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services — 3.0%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 5.24%, 11/01/22	USD	1,519	$1,512,756
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 01/31/25		1,910	1,879,424
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 5.25%, 03/31/21		970	955,099
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 05/16/24		1,067	1,054,213
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.73%, 02/22/24		2,685	2,672,307
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 11/15/24		764	758,595
Sprint Communications, Inc.:
1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 02/02/24		1,957	1,929,792
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.50%, 02/02/24		1,843	1,819,962
TDC A/S, Term Loan, (1 mo. EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	931,646
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.74%, 08/15/26	USD	3,348	3,299,407
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 5.31%, 11/17/23		665	661,801
Virgin Media Investment Holdings Ltd., Term Loan L, (1 mo. LIBOR + 3.25%), 3.98%, 01/15/27	GBP	1,400	1,833,214

			19,308,216

Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/19(a)	USD	2,375	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.48%, 12/31/25		1,667	1,658,567

			1,658,567

Electrical Equipment — 0.6%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/01/24		3,883	3,868,041

Energy Equipment & Services — 0.9%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.49%, 03/01/24		1,171	928,549
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 02/12/25		1,554	1,548,034
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.23%, 11/08/22		770	766,150
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.80%, 02/21/21		849	707,994
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.50%), 4.80%, 07/13/20		589	575,391
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 01/17/25		1,129	1,089,463

			5,615,581

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 1.7%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 5.00%, 03/24/24	USD	568	$558,685
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 01/02/26(a)		1,296	1,270,695
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 03/21/25		4,123	4,097,627
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.48%, 12/20/24		5,209	5,176,217

			11,103,224

Food & Staples Retailing — 1.6%
Albertsons LLC, Term Loan B7, (1 mo. LIBOR + 3.00%), 5.49%, 11/17/25		2,067	2,051,232
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 6.49%, 05/23/25		1,561	1,552,414
2018 Term Loan B, (1 mo. LIBOR + 3.69%), 6.18%, 05/23/25		698	687,760
Hostess Brands LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.89%, 08/03/22		3,021	2,973,843
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 06/27/23		2,957	2,938,071

			10,203,320

Food Products — 2.0%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.26%, 10/01/25		689	689,861
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 10/10/23		2,521	2,444,311
JBS USA LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 5.26%, 10/30/22		1,936	1,929,486
Post Holdings, Inc., 2017 Series A Incremental Term Loan, (1 mo. LIBOR + 2.00%), 4.49%, 05/24/24		1,875	1,867,500
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 5.24%, 02/05/23		6,101	6,070,994

			13,002,152

Gas Utilities — 0.2%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 5.50%), 8.30%, 07/31/25		1,521	1,506,843

Health Care Equipment & Supplies — 1.9%
Agiliti Health, Inc., Term Loan, (1 mo. LIBOR + 3.00%), 5.56%, 01/04/26(a)		790	789,012
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.05%, 11/14/24(a)		1,728	1,727,550
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.80%, 06/15/21		4,119	4,113,815
Orchid Orthopedic Solutions LLC, 1st Lien Term Loan, 02/26/26(a)(k)		732	728,340
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.75%, 06/30/25		4,545	4,495,401

			11,854,118

Health Care Providers & Services — 4.9%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.99%, 06/30/25		855	855,415
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.65%, 06/07/23		3,321	3,304,137

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Concentra, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.27%, 06/01/22	USD	2,156	$2,142,473
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 9.02%, 06/01/23		1,650	1,650,000
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 06/24/21		856	852,481
DentalCorp Perfect Smile ULC:
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 06/06/25		737	729,822
Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.58%, 06/06/25		136	134,442
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 7.00%, 12/20/24(a)		992	902,692
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/10/25		2,935	2,818,715
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.25%, 07/02/25(a)		1,870	1,872,622
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.50%, 07/02/26		930	945,133
HCA, Inc., 2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.49%, 03/13/25		958	957,427
LGC Science Holdings Ltd., USD Term Loan B3, (1 mo. LIBOR + 3.50%), 5.99%, 03/08/23		1,000	967,500
Lifescan Global Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 6.00%), 8.80%, 09/27/24		404	387,505
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.55%, 06/07/23		4,003	3,959,235
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 5.80%, 01/31/21		657	655,644
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.99%, 10/20/22		2,090	2,046,465
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/02/25		2,457	2,400,047
ScribeAmerica Intermediate Holdco LLC, 2018 Term Loan, (1 mo. LIBOR + 4.50%), 7.01%, 04/03/25(a)		1,283	1,276,355
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/06/24		1,111	1,002,000
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/13/23		450	448,211
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/07/24		909	890,573

			31,198,894

Health Care Services — 0.2%
Sound Inpatient Physicians:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.24%, 06/27/25		749	745,489
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.24%, 06/26/26		418	414,865

			1,160,354

Health Care Technology — 1.9%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 03/01/24		3,006	2,982,289

Security		Par (000)	Value

Health Care Technology (continued)
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 10/10/25	USD	1,089	$1,081,170
Press Ganey Holdings, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 10/23/23		1,803	1,790,185
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 1.00% Floor), 8.99%, 10/21/24		719	715,707
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.80%, 03/07/24		279	278,921
VVC Holding Corp., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 7.20%, 02/11/26		5,342	5,308,612

			12,156,884

Hotels, Restaurants & Leisure — 7.1%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.53%, 10/19/24		1,232	1,222,112
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.66%, 09/15/23		1,045	1,039,136
Bronco Midstream Funding LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 08/14/23		406	404,510
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.74%, 02/16/24		5,961	5,910,583
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 12/22/24		4,323	4,306,525
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 08/08/21		703	698,886
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/14/21		1,874	1,826,206
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 08/30/23		2,635	2,615,603
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.49%, 11/30/23		211	209,558
GVC Holdings PLC, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.99%, 03/29/24		928	925,955
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 4.24%, 10/25/23		2,310	2,308,276
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/05/25		3,879	3,846,287
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.23%, 04/03/25		890	884,334
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.79%, 12/15/24		1,036	1,026,400
Marriott Ownership Resorts, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 08/29/25		1,346	1,340,952
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (3 mo. LIBOR + 2.25%), 4.84%, 10/15/25		649	645,755
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 04/29/24		1,613	1,575,485
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 02/22/24		1,208	1,203,948
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 5.31%, 08/14/24		1,958	1,939,477
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 07/10/25		7,102	7,099,344

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 5.00%, 06/08/23	USD	3,336	$3,318,388
Tackle S.A.R.L, 2017 EUR Term Loan, 08/08/22(k)	EUR	1,000	1,131,580

			45,479,300

Household Products — 0.3%
Energizer Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 12/17/25	USD	750	749,063
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.73%, 06/15/25		1,045	1,039,526

			1,788,589

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 01/15/25		500	494,451
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50%), 5.31%, 01/15/23		648	644,961
Compass Power Generation LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 12/20/24		1,111	1,108,317
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 12/19/21		1,609	1,608,174
Term Loan C, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 12/19/21		197	196,538
NRG Energy, Inc., 2016 Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 06/30/23		1,900	1,890,158

			5,942,599

Industrial Conglomerates — 0.8%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.63%, 11/30/23(a)		3,539	3,423,665
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.78%, 11/28/21		1,556	1,528,040

			4,951,705

Insurance — 2.9%
Achilles Acquisition LLC, 2018 Term Loan, (1 mo. LIBOR + 4.00%), 6.50%, 10/03/25		705	700,594
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.23%, 05/09/25		2,267	2,238,813
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.25%, 01/25/24		2,633	2,617,260
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 10/22/24		1,852	1,833,830
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 12/02/24		683	672,170
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 5.51%, 04/25/25		1,736	1,718,322
Sedgwick Claims Management Services, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 12/31/25		7,984	7,941,286
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 06/22/23		1,115	1,105,791

			18,828,066

Security		Par (000)	Value

Interactive Media & Services — 1.2%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.74%, 02/15/24	USD	3,095	$3,087,052
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 05/01/24		795	771,462
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 11/03/23		1,599	1,521,742
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.24%, 05/06/24		1,369	1,303,258
ZPG PLC, 2018 Term Loan B, (3 mo. LIBOR + 4.75%), 5.48%, 06/30/25	GBP	1,000	1,310,951

			7,994,465

Internet & Direct Marketing Retail — 0.2%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 08/18/23	USD	1,471	1,450,610

IT Services — 4.1%
Access CIG LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 02/27/25		606	599,101
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 5.04%, 03/20/25		625	613,082
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 06/01/22		1,420	1,406,993
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 11/27/24		1,080	1,076,631
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.49%, 04/26/24		6,176	6,166,376
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 6.30%, 08/01/24		1,628	1,538,890
Global Payments, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.24%, 04/21/23		973	965,640
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.24%, 10/17/25		325	322,156
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 12/01/23		1,410	1,393,313
Optiv Security, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 02/01/24(a)		1,050	1,005,665
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.99%, 08/01/25		1,246	1,088,169
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 02/01/23		1,307	1,290,642
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 10.50%, 02/01/24		984	955,503
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.49%, 06/19/25		1,301	1,292,337
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.49%, 04/10/23		2,398	2,384,805
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.74%, 06/30/23		2,262	2,249,416
Worldpay LLC, 2018 1st Lien Term Loan B4, (1 Week LIBOR + 1.75%), 4.21%, 08/09/24		2,096	2,080,490

			26,429,209

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Leisure Products — 0.1%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.30%, 06/19/24(a)	USD	798	$787,877

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.74%, 08/30/24		294	291,904
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.49%, 08/30/25		75	73,594

			365,498

Machinery — 1.2%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.80%, 05/18/24		809	798,434
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 07/30/24		2,369	2,366,492
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.49%, 03/28/25		3,575	3,431,978
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 10/23/25(a)		1,166	1,159,822

			7,756,726

Media — 6.5%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.23%, 01/31/26(a)		1,367	1,325,890
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 07/15/25		257	248,225
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.49%, 08/14/26		2,348	2,280,714
Charter Communications Operating LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/30/25		4,666	4,650,385
CSC Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.99%, 01/25/26		1,593	1,583,007
Gray Television, Inc., 2018 Term Loan C, (1 mo. LIBOR + 2.50%), 5.01%, 01/02/26		1,720	1,714,410
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.98%, 01/02/24		1,964	1,990,446
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 12/01/23(a)		1,538	1,534,275
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 03/24/25		1,921	1,910,545
Meredith Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 01/31/25		925	924,328
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 09/13/24		797	791,622
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.86%, 03/01/25		1,172	1,149,382
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 02/01/24		929	922,808
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 09/28/23(a)		3,843	3,814,399
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.49%, 01/27/24		3,113	3,109,386
Unitymedia Finance LLC:
Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 09/30/25		2,300	2,287,534
USD Term Loan D, (1 mo. LIBOR + 2.25%), 4.74%, 01/15/26		160	159,029

Security		Par (000)	Value

Media (continued)
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.49%, 06/01/23	USD	933	$926,014
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 03/15/24		816	757,081
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.99%, 01/15/26		3,206	3,181,987
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.25%, 05/18/25		3,932	3,809,311
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.99%, 04/15/25		2,828	2,792,753

			41,863,531

Metals & Mining — 0.1%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%), 6.99%, 07/24/25		764	761,294

Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 08/04/24		923	911,771
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.75%, 09/30/22		574	562,145
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.76%, 10/25/20		494	452,603

			1,926,519

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.49%, 05/10/25		1,968	1,890,865

Oil, Gas & Consumable Fuels — 1.2%
BCP Raptor II LLC, 1st Lien Term Loan, (2 mo. LIBOR + 4.75%), 7.37%, 11/03/25		1,002	968,182
BCP Raptor LLC, Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.88%, 06/24/24		665	634,538
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 7.24%, 12/31/22		1,922	1,889,960
Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.87%, 12/31/21		1,895	1,986,206
CONSOL Energy, Inc.:
1st Lien Term Loan A, (1 mo. LIBOR + 4.25%), 6.75%, 11/26/21(a)		295	295,000
1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.50%, 11/28/22		558	562,933
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 12/13/25		958	954,408
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 6.81%, 02/07/25		735	714,715

			8,005,942

Personal Products — 0.3%
Clover Merger Sub, Inc., 2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 10.24%, 09/26/25		1,021	855,088
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.49%, 01/26/24		1,126	1,119,902

			1,974,990

Pharmaceuticals — 3.5%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 8.00%, 04/16/21		550	438,467

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 6.00%, 05/04/25	USD	3,278	$3,273,667
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.75%, 04/29/24		2,516	2,517,401
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.67%, 01/31/25		3,151	3,137,861
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.99%, 08/18/22		5,460	5,427,789
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.51%, 06/02/25		7,925	7,928,988

			22,724,173

Professional Services — 1.8%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, 02/09/26(k)		2,490	2,498,715
Dun & Bradstreet Corp., Term Loan, 02/01/26(k)		5,327	5,328,332
Guidehouse LLP, 2018 Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 05/01/25(a)		304	300,006
Information Resources, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 7.13%, 12/01/25		1,188	1,170,180
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 04/02/25		1,012	1,006,531
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 8.07%, 08/04/25(a)		1,220	1,195,600

			11,499,364

Real Estate Management & Development — 1.8%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 04/18/24		3,568	3,540,792
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 08/21/25		3,536	3,505,876
Forest City Enterprises LP, Term Loan B, (1 mo. LIBOR + 4.00%), 6.51%, 12/07/25		2,525	2,534,469
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.74%, 02/08/25		860	837,401
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 01/23/25		1,308	1,292,881

			11,711,419

Road & Rail — 0.1%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.74%, 09/29/25		887	885,057

Semiconductors & Semiconductor Equipment — 0.4%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.49%, 05/29/25		2,072	2,063,207
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 03/31/23		307	305,755

			2,368,962

Software — 13.8%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.49%, 09/19/24		2,605	2,581,135
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.49%, 09/19/25		470	473,774
BMC Software Finance, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%), 7.05%, 10/02/25		4,232	4,203,942

Security		Par (000)	Value

Software (continued)
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.50%, 04/26/24	USD	1,207	$1,191,796
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.24%, 04/27/25		740	735,375
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.50%, 09/07/23		1,978	1,969,975
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.88%, 05/28/24		344	303,856
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.49%, 09/30/23		1,100	1,030,852
Financial & Risk US Holdings, Inc.:
2018 EUR Term Loan, (6 mo. EURIBOR + 4.00%), 4.00%, 10/01/25	EUR	970	1,099,170
2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.24%, 10/01/25	USD	7,582	7,461,240
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 02/01/22		7,927	7,919,116
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 08/05/22		4,093	4,092,818
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.80%, 04/01/21		905	843,083
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.74%, 11/01/23		6,130	6,102,883
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.99%, 11/01/24		2,510	2,552,570
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.24%, 09/30/24		4,431	4,438,423
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 11/29/24		4,650	4,530,558
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.74%, 12/01/25		887	865,981
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.99%, 08/01/25		849	838,388
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.74%, 05/30/25		602	587,178
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.24%, 10/12/23		1,280	1,266,406
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 02/05/24		5,181	5,161,393
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 5.24%, 03/03/23		3,779	3,750,736
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 6.05%, 09/30/22		6,097	6,075,702
SS&C Technologies Holdings Europe, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		791	787,388
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.74%, 07/08/22		1,376	1,371,027
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		2,066	2,056,369
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.74%, 04/16/25		4,831	4,808,165
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.49%, 05/01/24		2,990	2,985,680
Tibco Software, Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 6.01%, 12/04/20		5,072	5,062,552

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Vertafore, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 6.05%, 07/02/25	USD	1,300	$1,283,750

			88,431,281

Specialty Retail — 1.7%
Academy Ltd., 2015 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.51%, 07/01/22		1,860	1,287,638
Belron Finance US LLC(a):
Term Loan B, (3 mo. LIBOR + 2.25%), 4.99%, 11/07/24		1,472	1,464,889
Term Loan B, (3 mo. LIBOR + 2.50%), 5.19%, 11/13/25		2,049	2,043,877
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (3 mo. LIBOR + 4.50%), 5.41%, 06/23/25	GBP	1,000	1,303,974
Leslie’s Poolmart, Inc., 2018 Term Loan, (2 mo. LIBOR + 3.50%, 1.00% Floor), 6.08%, 08/16/23	USD	1,359	1,320,343
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.99%, 01/26/23		495	385,838
Research Now Group, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.99%, 12/20/24		1,168	1,160,408
Staples, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.51%, 09/12/24		788	781,269
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.50%, 04/13/23(a)		1,255	1,257,960

			11,006,196

Technology Hardware, Storage & Peripherals — 0.7%
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.23%, 04/29/23		4,850	4,756,637

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 8.05%, 08/12/22		2,444	2,437,747
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.99%, 12/15/24		480	476,052

			2,913,799

Thrifts & Mortgage Finance — 0.4%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.12%, 05/23/25		2,271	2,264,430

Trading Companies & Distributors — 1.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.77%, 01/02/25		1,421	1,407,854
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 4.24%, 10/17/23		4,569	4,546,031
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.50%), 5.99%, 01/04/23		368	366,503
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.24%, 10/31/25		267	266,085

			6,586,473

Transportation — 0.3%
Safe Fleet Holdings LLC :
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.52%, 02/01/25		990	961,198
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.27%, 02/01/26		735	694,575

			1,655,773

Security		Par (000)	Value

Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.63%, 11/28/24	USD	541	$502,336

Wireless Telecommunication Services — 1.2%
Geo Group, Inc. (The), 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 03/22/24		1,479	1,443,544
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 11.55%, 12/07/20		2,074	1,617,440
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.50%, 04/11/25		4,441	4,395,997

			7,456,981

Total Floating Rate Loan Interests — 102.1% (Cost — $660,418,557)			655,077,784

		Shares

Investment Companies — 1.5%

Diversified Financial Services — 1.5%
Invesco Senior Loan ETF		420,000	9,576,000

Total Investment Companies — 1.5% (Cost — $9,458,218)			9,576,000

		Beneficial Interest (000)

Other Interests(a)(b)(l) — 0.0%

IT Services — 0.0%
Millennium Corp.	USD	1,156	—
Millennium Lender Claims		1,084	—

Total Other Interests — 0.0% (Cost — $—)			—

		Par (000)

Preferred Securities — 1.6%

Capital Trusts — 1.3%

Banks(i) — 0.4%
Bankia SA, 6.38%(e)	EUR	200	224,646
Citigroup, Inc.(h):
5.90%	USD	130	132,600
Series T, 6.25%		212	222,846
Cooperatieve Rabobank UA, 6.63%(h)	EUR	200	251,479
Erste Group Bank AG, 6.50%(h)		200	247,304
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.94%(d)	USD	100	70,244
Intesa Sanpaolo SpA, 7.00%(h)	EUR	400	471,581
National Westminster Bank PLC, Series C, 2.88%(e)	USD	100	78,000
Wells Fargo & Co., Series U, 5.88%(h)		600	634,500

			2,333,200

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series P, 5.00%(e)(i)		517	475,640

Chemicals — 0.0%
Solvay Finance SA, 5.12%(h)(i)	EUR	100	122,665

Diversified Financial Services(i) — 0.6%
ATF Netherlands BV, 3.75%(h)		100	113,711
Bank of America Corp.(h):
Series AA, 6.10%	USD	692	735,589

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services(i) (continued)
Series DD, 6.30%	USD	155	$168,795
Series X, 6.25%		1,100	1,163,382
Credit Agricole SA, 6.50%(h)	EUR	100	122,987
HBOS Capital Funding LP, 6.85%	USD	200	202,000
HSBC Holdings PLC, 6.00%(h)		600	584,250
JPMorgan Chase & Co.(h):
Series 1, 6.22%		76	76,361
Series V, 5.00%		780	779,025
Royal Bank of Scotland Group PLC, 8.63%(h)		246	263,786

			4,209,886

Diversified Telecommunication Services — 0.1%
Telefonica Europe BV(h)(i):
3.75%	EUR	100	117,726
4.20%		200	233,507
5.00%		100	118,759

			469,992

Electric Utilities — 0.1%
Enel SpA, 7.75%, 09/10/75(h)	GBP	100	141,916
Naturgy Finance BV, 3.38%(e)(i)	EUR	100	114,440
Origin Energy Finance Ltd., 4.00%, 09/16/74(h)		100	115,441
RWE AG, 2.75%, 04/21/75(h)		10	11,485

			383,282

Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.50%, 03/25/75(h)		100	122,276

Total Capital Trusts — 1.3% (Cost — $7,996,737)			8,116,941

		Shares

Preferred Stock — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(i)		13,550	344,306

Total Preferred Stocks — 0.1% (Cost — $338,750)			344,306

Trust Preferreds — 0.2%

Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.47%, 2/15/40(h)		59,219	1,539,102

Total Trust Preferreds — 0.2% (Cost — $1,547,459)			1,539,102

Total Preferred Securities — 1.6% (Cost — $9,882,946)			10,000,349

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)		5,283	—

Security	Shares	Value

Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 03/09/10, 19 Shares for 1 Warrant, Expires 06/22/19, Strike Price $42.27)(a)	3,049	$—

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(a)	1	—

Total Warrants — 0.0% (Cost — $31)		—

Total Long-Term Investments — 146.9% (Cost — $978,435,699)		942,251,931

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29%(m)(n)	3,616,393	3,616,393

Total Short-Term Securities — 0.6% (Cost — $3,616,393)		3,616,393

Options Purchased — 0.0% (Cost — $36,035)		27,320

Total Investments — 147.5% (Cost — $982,088,127)		945,895,644

Liabilities in Excess of Other Assets — (47.5)%		(304,675,622)

Net Assets — 100.0%		$641,220,022

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)	Annualized 7-day yield as of period end.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

(n)

During the year ended February 28, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 02/28/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	3,616,393	3,616,393	$3,616,393	$69,401	$(476)	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	1	03/15/19	$38	$2,523
Euro Stoxx 600 Index	1	03/15/19	8	573

				3,096

Short Contracts:
Euro Bobl	1	03/07/19	151	(672)
Euro Bund	1	03/07/19	188	(3,516)
Long Gilt	1	06/26/19	167	1,935

				(2,253)

				$843

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,042,591	EUR	14,790,000	UBS AG	03/05/19	$218,321
USD	388,162	EUR	340,000	Bank of America N.A.	04/04/19	416
USD	17,671,804	EUR	15,433,000	HSBC Bank USA N.A.	04/04/19	71,557
USD	6,125,903	GBP	4,600,000	Barclays Bank PLC	04/04/19	14,896

						305,190

EUR	15,433,000	USD	17,627,418	HSBC Bank USA N.A.	03/05/19	(71,708)
GBP	4,600,000	USD	6,116,477	Barclays Bank PLC	03/05/19	(14,960)
USD	79,074	EUR	70,000	Citibank N.A.	03/05/19	(554)
USD	115,925	EUR	102,000	Goldman Sachs International	03/05/19	(105)
USD	185,232	EUR	164,000	Nomura International PLC	03/05/19	(1,325)
USD	241,132	EUR	213,000	State Street Bank and Trust Co.	03/05/19	(1,164)
USD	118,482	GBP	92,000	State Street Bank and Trust Co.	03/05/19	(3,549)
USD	6,065,256	GBP	4,617,000	State Street Bank and Trust Co.	03/05/19	(58,810)

						(152,175)

	Net Unrealized Appreciation					$153,015

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	290	04/18/19	USD	289.00	USD	8,082	$21,895

Put
Invesco Senior Loan ETF	685	04/18/19	USD	22.00	USD	1,562	3,425
Invesco Senior Loan ETF	200	05/17/19	USD	22.00	USD	456	2,000

							5,425

							$27,320

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	6	12/14/19	USD	942.86	USD	—	$—

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB	EUR	50	$(5,980)	$(1,692)	$(4,288)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	10	(1,407)	(889)	(518)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	10	(1,407)	(880)	(527)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America N.A.	06/20/23	BB	EUR	9	(1,301)	(1,257)	(44)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	21	(2,920)	(2,660)	(260)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	5	(766)	(634)	(132)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	9	(1,275)	(1,127)	(148)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	9	(1,277)	(1,128)	(149)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	4	(510)	(422)	(88)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	6	(814)	(647)	(167)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	20	1,974	1,774	200
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	4,935	4,699	236
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	7	677	720	(43)
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	9	921	412	509
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	21	2,040	912	1,128
Thomas Cook Group PLC	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	45	(8,913)	5,179	(14,092)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	40	(6,483)	(6,126)	(357)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	170	(17,406)	(12,611)	(4,795)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	168	(654)	310	(964)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	478	(1,858)	4,450	(6,308)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	9	(1,992)	(60)	(1,932)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	4	(868)	69	(937)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	16	(3,784)	301	(4,085)
Tesco PLC	1.00	Quarterly	Citibank N.A.	12/20/23	BB+	EUR	50	(72)	(711)	639
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	185	(28,793)	(31,246)	2,453
Virgin Media Finance PLC	5.00	Quarterly	Credit Suisse International	12/20/25	BB+	EUR	30	5,769	5,065	704

								$(72,164)	$(38,199)	$(33,965)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Counterparty				Value
IBOXX US Dollar Liquid High Yield	Quarterly	3-Month LIBOR, 2.62%	Quarterly	Goldman Sachs International	03/20/19	USD	8,510	$567,680	$(1,320)	$569,000

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$23,891	$(63,410)	$574,869	$(39,834)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets – Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$3,096	$—	$1,935	$—	$5,031
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	305,190	—	—	305,190
Options purchased
Investments at value — unaffiliated(b)	—	—	27,320	—	—	—	27,320
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	29,760	—	—	569,000	—	598,760

	$—	$29,760	$30,416	$305,190	$570,935	$—	$936,301

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$4,188	$—	$4,188
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	152,175	—	—	152,175
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	101,924	—	—	1,320	—	103,244

	$—	$101,924	$—	$152,175	$5,508	$—	$259,607

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended February 28, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(4,906)	$—	$18,533	$—	$13,627
Forward foreign currency exchange contracts	—	—	—	1,858,657	—	—	1,858,657
Swaps	—	265,670	—	—	(840,823)	—	(575,153)

	$—	$265,670	$(4,906)	$1,858,657	$(822,290)	$—	$1,297,131

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,601	$—	$(2,625)	$—	$(24)
Forward foreign currency exchange contracts	—	—	—	(289,954)	—	—	(289,954)
Options purchased(a)	—	—	(2,848)	—	—	—	(2,848)
Swaps	—	(147,400)	—	—	569,000	—	421,600

	$—	$(147,400)	$(247)	$(289,954)	$566,375	$—	$128,774

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$46,817
Average notional value of contracts — short	$583,562
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$41,253,630
Average amounts sold — in USD	$20,718,662
Options:
Average value of option contracts purchased	$6,830
Credit default swaps:
Average notional value — buy protection	$58,947
Average notional value — sell protection	$41,644,599
Total return swaps:
Average notional amount	$7,028,783

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,112		$—
Forward foreign currency exchange contracts	305,190		152,175
Options	27,320	(a)	—
Swaps — OTC(b)	598,760		103,244

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$932,382		$255,419
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(28,432)		—

Total derivative assets and liabilities subject to an MNA	$903,950		$255,419

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$416	$(416)	$—	$—	$—
Barclays Bank PLC	22,109	(22,109)	—	—	—
Citibank N.A.	3,600	(3,600)	—	—	—
Credit Suisse International	13,768	(5,065)	—	—	8,703
Goldman Sachs International	574,179	(22,000)	(413,814)	—	138,365
HSBC Bank USA N.A.	71,557	(71,557)	—	—	—
UBS AG	218,321	—	—	—	218,321

	$903,950	$(124,747)	$(413,814)	$—	$365,389

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$1,301	$(416)	$—	$—	$885
Barclays Bank PLC	71,698	(22,109)	—	—	49,589
BNP Paribas S.A.	1,407	—	—	—	1,407
Citibank N.A.	5,460	(3,600)	—	—	1,860
Credit Suisse International	5,065	(5,065)	—	—	—
Goldman Sachs International	22,000	(22,000)	—	—	—
HSBC Bank USA N.A.	71,708	(71,557)	—	—	151
JPMorgan Chase Bank N.A.	11,932	—	—	—	11,932
Nomura International PLC	1,325	—	—	—	1,325
State Street Bank and Trust Co.	63,523	—	—	—	63,523

	$255,419	$(124,747)	$—	$—	$130,672

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$15,604,374	$—	$15,604,374
Common Stocks	13,807	92,020	3,075,400	3,181,227
Corporate Bonds	—	240,662,370	8,149,827	248,812,197
Floating Rate Loan Interests	—	612,728,170	42,349,614	655,077,784
Investment Companies	9,576,000	—	—	9,576,000
Preferred Securities	1,883,408	8,116,941	—	10,000,349
Warrants	—	—	—	—
Short-Term Securities	3,616,393	—	—	3,616,393
Options Purchased:
Equity contracts	27,320	—	—	27,320
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	(599)	—	(599)

	$15,116,928	$877,203,276	$53,574,841	$945,895,045

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$305,190	$—	$305,190
Credit contracts	—	5,869	—	5,869
Equity contracts	3,096	—	—	3,096
Interest rate contracts	1,935	569,000	—	570,935
Liabilities:
Foreign currency exchange contracts	—	(152,175)	—	(152,175)
Credit contracts	—	(39,834)	—	(39,834)
Interest rate contracts	(4,188)	—	—	(4,188)

	$843	$688,050	$—	$688,893

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation).

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $278,000,000 is categorized as Level 2 within the disclosure hierarchy.

During the year ended February 28, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Rights	Total
Assets:
Opening balance, as of February 28, 2018	$3,224,021	$725,000	$10,179,073	$40,446,123	$37,223	$54,611,440
Transfers into Level 3(a)	88,200	—	—	16,388,679	—	16,476,879
Transfers out of Level 3(b)	—	—	—	(11,758,187)	—	(11,758,187)
Accrued discounts/premiums	—	—	—	50,902	—	50,902
Net realized gain (loss)	—	(47,062)	—	(591,916)	26,135	(612,843)
Net change in unrealized appreciation (depreciation)(c)(d)	(1,431,596)	—	(2,536,609)	(99,289)	(37,223)	(4,104,717)
Purchases	1,194,775	—	507,363	31,120,833	—	32,822,971
Sales	—	(677,938)	—	(33,207,531)	(26,135)	(33,911,604)

Closing balance, as of February 28, 2019	$3,075,400	$—	$8,149,827	$42,349,614	$—	$53,574,841

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019(d)	$(1,431,584)	$—	$(2,536,609)	$(127,114)	$—	$(4,095,307)

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) February 28, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

(a)

As of February 28, 2018, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of February 28, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $42,470,478. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks(a)	$2,954,536	Market	EBITDA Multiple(b)	7.25x - 7.38x	7.34x
Corporate Bonds(c)	8,149,827	Market	EBITDA Multiple(b)	7.25x	—

	$11,104,363

(a)

For the period ended February 28, 2019, the valuation technique for investments classified as common stocks amounting to $889,993 changed to a Current Value. The investments were previously valued utilizing Option Pricing Model (“OPM”). The change was due to consideration of liquidation preferences and exit strategy.

(b)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(c)

For the period ended February 28, 2019, the valuation technique for investments classified as corporate bonds amounting to $8,149,827 changed to a Current Value. The investments were previously valued utilizing Option Pricing Model (“OPM”). The change was due to consideration of liquidation preferences and exit strategy.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

February 28, 2019

DSU

ASSETS
Investments at value — unaffiliated (cost — $978,471,734)	$942,279,251
Investments at value — affiliated (cost — $3,616,393)	3,616,393
Cash	1,855,920
Cash pledged for futures contracts	11,000
Foreign currency at value (cost — $149,343)	151,551
Receivables:
Investments sold	16,097,815
Interest — unaffiliated	6,227,237
Dividends — affiliated	11,390
Variation margin on futures contracts	1,112
Swap premiums paid	23,891
Unrealized appreciation on:
Forward foreign currency exchange contracts	305,190
OTC derivatives	574,869
Prepaid expenses	18,719
Other assets	13,368

Total assets	971,187,706

LIABILITIES
Payables:
Bank borrowings	278,000,000
Investments purchased	49,748,405
Interest expense	688,808
Investment advisory fees	379,436
Directors’ and Officer’s fees	328,572
Income dividend distributions	134,926
Options written	4,274
Other accrued expenses	427,245
Swap premiums received	63,410
Unrealized depreciation on:
Forward foreign currency exchange contracts	152,175
OTC derivatives	39,834
Unfunded floating rate loan interests	599

Total liabilities	329,967,684

NET ASSETS	$641,220,022

NET ASSETS CONSIST OF
Paid-in capital	$737,131,143
Accumulated loss	(95,911,121)

NET ASSETS	$641,220,022

Netasset value, based on net assets of $641,220,022 and 52,739,184 shares outstanding, 400 million shares authorized, $0.10 par value	$12.16

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statement of Operations

Year Ended February 28, 2019

DSU

INVESTMENT INCOME
Interest — unaffiliated	$56,515,763
Dividends — unaffiliated	179,730
Dividends — affiliated	69,401
Other income	458,588

Total investment income	57,223,482

EXPENSES
Investment advisory	5,261,589
Professional	526,206
Transfer agent	203,796
Accounting services	119,191
Custodian	68,646
Directors and Officer	68,104
Printing	48,145
Registration	26,680
Miscellaneous	37,989

Total expenses excluding interest expense	6,360,346
Interest expense	8,407,818

Total expenses	14,768,164
Less fees waived and/or reimbursed by the Manager	(2,535)

Total expenses after fees waived and/or reimbursed	14,765,629

Net investment income	42,457,853

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,924,179)
Futures contracts	13,627
Forward foreign currency exchange contracts	1,858,657
Foreign currency transactions	264,048
Capital gain distributions from investment companies — affiliated	(476)
Swaps	(575,153)

(7,363,476)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(17,140,243)
Futures contracts	(24)
Forward foreign currency exchange contracts	(289,954)
Foreign currency translations	32,067
Swaps	421,600
Unfunded floating rate loan interests	(3,093)

(16,979,647)

Net realized and unrealized loss	(24,343,123)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,114,730

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	DSU
	Year Ended February 28,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$42,457,853	$46,719,970
Net realized gain (loss)	(7,363,476)	9,864,675
Net change in unrealized appreciation (depreciation)	(16,979,647)	(14,273,107)

Net increase in net assets resulting from operations	18,114,730	42,311,538

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(44,243,908)	(49,464,126)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchases (including transaction costs)	(74,855,117)	(31,452,392)

NET ASSETS(b)
Total decrease in net assets	(100,984,295)	(38,604,980)
Beginning of year	742,204,317	780,809,297

End of year	$641,220,022	$742,204,317

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statement of Cash Flows

Year Ended February 28, 2019

DSU

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$18,114,730
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	739,881,239
Purchases of long-term investments	(602,427,845)
Net proceeds from purchases of short-term securities	(3,616,393)
Amortization of premium and accretion of discount on investments and other fees	(217,775)
Paid-in-kind income	(2,235,184)
Premiums paid on closing options written	4,274
Net realized loss on investments	9,045,430
Net unrealized depreciation on investments, swaps, foreign currency translations and unfunded floating rate loan interests	16,836,939

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	2,880,764
Dividends — affiliated	(10,383)
Variation margin on futures contracts	(1,112)
Swap premiums paid	283,004
Prepaid expenses	(3,050)
Other assets	21,586

Increase (Decrease) in Liabilities:
Cash received as collateral for OTC derivatives	(440,000)
Payables:
Investment advisory fees	(77,860)
Interest expense	85,727
Directors’ and Officer’s fees	8,879
Variation margin on futures contracts	(1,359)
Variation margin on centrally cleared swaps	(47,143)
Other accrued expenses	52,803
Swap premiums received	60,726

Net cash provided by operating activities	178,197,997

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on redemption of Common Shares	(74,855,117)
Proceeds from bank borrowings	373,000,000
Payments for bank borrowings	(433,000,000)
Cash dividends paid to Common Shareholders	(44,252,264)

Net cash used for financing activities	(179,107,381)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$4,343

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(905,041)
Restricted and unrestricted cash and foreign currency at beginning of year	2,923,512

Restricted and unrestricted cash and foreign currency at end of year	$2,018,471

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$8,322,091

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	1,855,920
Cash pledged for futures contracts	11,000
Foreign currency at value	151,551

$2,018,471

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (continued)

Year Ended February 28, 2019

DSU

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,208,459
Cash pledged:
Futures contracts	10,000
Centrally cleared swaps	1,602,000
Foreign currency at value	103,053

$2,923,512

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

(For a share outstanding throughout each period)

	DSU

	Year Ended February 28,					Year Ended February 29, 2016(a)(b)		Year Ended February 28, 2015(a)(b)
	2019	2018		2017(a)

Net asset value, beginning of year	$12.62	$12.70		$11.38		$12.87		$13.32

Net investment income(c)	0.79	0.78		0.73		0.77		0.87
Net realized and unrealized gain (loss)	(0.43)	(0.04)		1.34		(1.46)		(0.43)

Net increase (decrease) from investment operations	0.36	0.74		2.07		(0.69)		0.44

Distributions from net investment income(d)	(0.82)	(0.82)		(0.75)		(0.80)		(0.89)

Net asset value, end of year	$12.16	$12.62		$12.70		$11.38		$12.87

Market price, end of year	$10.78	$11.47		$11.68		$9.96		$11.43

Total Return(e)
Based on net asset value	3.86%	6.60	%(f)	19.57%		(4.73)%		4.15%

Based on market price	1.30%	5.35%		25.53%		(6.03)%		0.66%

Ratios to Average Net Assets
Total expenses	2.23%	1.86%		1.36	%(g)	1.18	%(h)	1.24%

Total expenses after fees waived and/or reimbursed	2.23%	1.85%		1.35	%(g)	1.18	%(h)	1.24%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.96%	0.94%		0.87	%(g)	0.84	%(h)	0.89%

Net investment income	6.40%	6.12%		6.04%		6.29%		6.68%

Supplemental Data
Net assets, end of year (000)	$641,220	$742,204		$780,810		$709,236		$801,887

Borrowings outstanding, end of year (000)	$278,000	$338,000		$318,000		$190,000		$295,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,308	$3,196		$3,455		$4,733		$3,719

Portfolio turnover rate	62%	59%		55%		41%		54%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
DentalCorp Perfect Smile ULC	$49,078	$49,156	$48,557	$(599)

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended February 28, 2019, the amounts waived were $2,535.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the year ended February 28, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended February 28, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$—	$72,491,999	$905,662

7.	PURCHASES AND SALES

For the year ended February 28, 2019, purchases and sales of investments including paydowns and excluding short-term securities, were $608,443,949 and $742,548,900, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended February 28, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(16,301,990)
Accumulated loss	$16,301,990

The tax character of distributions paid was as follows:

	2/28/19	2/28/18
Ordinary income	$44,243,908	$49,480,569

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

As of February 28, 2019, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$1,124,262
Non-expiring capital loss carryforward(a)	(60,338,372)
Net unrealized gains (losses)(b)	(36,697,011)

$(95,911,121)

(a)	Amount available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of compensation to directors and the classification of investments.

As of February 28, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$982,497,112

Gross unrealized appreciation	$7,536,582
Gross unrealized depreciation	(43,586,195)

Net unrealized depreciation	$(36,049,613)

9.	BANK BORROWINGS

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $340,000,000.

Prior to May 1, 2018, the maximum commitment amount was $377,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, the Fund paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended February 28, 2019, the average amount of bank borrowings and the daily weighted average interest rates for the Fund for loans under the revolving credit agreements was $293,419,178 and 2.87%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than higher quality securities.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares to Preferred Shares without the approval of Common Shareholders.

Open Market Share Repurchase Program: The Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, the Fund was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. From December 1, 2018 through November 30, 2019, the Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts.

For the periods shown, shares repurchased and cost, including transaction costs were as follows:

Year Ended February 28,	Shares	Amount
2019	173,552	$1,913,158
2018	2,707,359	31,452,392

Discount Management Program: The Fund’s three-year discount management program (the “Program”) is expected to end in 2020. Under the Program, the Fund intends to offer to repurchase its common shares based on three 3-month measurement periods if the Fund’s common shares trade at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period (the “discount trigger”). There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular repurchase that is executed.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

The discount trigger was met for the first measurement period, which began on December 1, 2017 and ended on February 28, 2018. As a result, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. The tender offer expired on April 17, 2018 and the Fund purchased 5,879,192 common shares at a purchase price of $12.4068 per share, for a total amount of $72,941,959.

The discount trigger was met for the second measurement period, which began on December 1, 2018 and ended on February 28, 2019. As a result, the Fund will conduct a tender offer for 5% of its outstanding shares of common stock.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trust has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended February 28, 2018 were classified as follows:

Net Investment Income
DSU	$(49,464,126)

Distributions in excess of net investment income as of February 28, 2018 was $(649,167).

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.068500 per share on March 29, 2019 to Common Shareholders of record on March 15, 2019.

Additionally, the Fund declared a net investment income dividend of $0.068500 per share on April 1, 2019 payable to Common Shareholders of record on April 15, 2019.

As a result of the discount trigger being met during the second measurement period, the Fund conducted a tender offer under the Program for 5% of its outstanding shares of common stock. The tender offer expired on April 15, 2019 and the Fund purchased 2,636,959 common shares at a purchase price of $11.9854 per share, for a total amount of $31,605,008.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Debt Strategies Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Debt Strategies Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

April 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended February 28, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund.

	Months Paid
Qualified Dividend Income for Individuals(a)	March 2018	1.03%
	April 2018 — January 2019	1.12
	February 2019	1.37
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	March 2018 — February 2019	0.58
Interest-Related Dividends for Non-U.S. Residents(b)	March 2018	71.03
	April 2018 — January 2019	68.73
	February 2019	100.00

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	47

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 113 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 113 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 113 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 113 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 113 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	88 RICs consisting of 113 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	49

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 113 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 113 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 113 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	128 RICs consisting of 299 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 299 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Multi-Asset Complex and the Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board. In addition, effective January 1, 2019, Henry Gabbay was appointed as a Director of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	51

Additional Information

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

February 28, 2019

Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
$0.822000	$—	$—	$—	$0.822000	100%	0%	0%	0%	100%

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at http:// www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	53

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-2/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2,4]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$98,532	$98,532	$0	$0	$15,400	$28,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2,4]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

4 Includes fees for the Fund and the Fund’s subsidiary.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$15,400	$28,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph

(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock and David Delbos, Managing Director at BlackRock. Messrs. Keenan, Garfin, and Delbos are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan, Garfin and Delbos have been a members of the Fund’s portfolio management team since 2009, 2016 and 2018, respectively.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

(a)(2) As of February 28, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	16	25	16	0	0	5
	$27.19 Billion	$16.34 Billion	$7.50 Billion	$0	$0	$1.07 Billion
Mitchell Garfin	19	14	20	0	0	5
	$29.60 Billion	$11.29 Billion	$9.65 Billion	$0	$0	$1.07 Billion
David Delbos	18	14	20	0	0	5
	$26.75 Billion	$11.69 Billion	$8.29 Billion	$0	$0	$1.07 Billion

(iv)       Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Garfin, and Delbos may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Garfin, and Delbos may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of February 28, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of February 28, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James Keenan	$10,001 - $50,000
Mitchell Garfin	$100,001 - $500,000
David Delbos	$100,001 - $500,000

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of Shares Purchased[1]	Price Paid per Share	Shares Purchased as Part of Publicly Announced Plans or Programs[1]	Shares that May Yet Be Purchased Under the Plans or Programs[1]
September 1-30, 2018	0	--	0	2,168,089
October 1-31, 2018	119,509	$10.8983	11,509	2,048,580
November 1-30, 2018	0	--	0	2,048,580
December 1-31, 2018	0	--	0	2,636,959
January 1-31, 2019	0	--	0	2,636,959
February 1-28, 2019	0	--	0	2,636,959
Total:	119,509	$10.8983	119,509	2,636,959

1 On September 6, 2017, the Fund announced a continuation of the open market share repurchase program pursuant to which the Fund may repurchase through November 30, 2018, up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended February 28, 2019. The Fund did not engage in any securities lending activity during the fiscal year ended February 28, 2019.

BlackRock Debt Strategies Fund, Inc.
(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 3, 2019